Exhibit 99.2

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Copano Energy, L.L.C.

Bank of America - 35th Annual Investment Conference

September 19, 2005

Forward-Looking Statements

Statements made by representatives of Copano Energy, L.L.C. (the “Company”) during this presentation may constitute “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, made by representatives of the Company during this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances.

Any forward-looking statements made by representatives of the Company during this presentation are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company’s control.  If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, then the Company’s actual results may differ materially from those implied or expressed by the forward-looking statements. These risks include an inability to obtain new sources of natural gas supplies, the loss of key producers that supply natural gas to the Company, key customers reducing the volume of natural gas and natural gas liquids they purchase from the Company, a decline in the price and market demand for natural gas and natural gas liquids, the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment and other factors detailed in the Company’s Securities and Exchange Commission filings.

The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Copano Energy

Copano Energy Overview

•                  Growth-oriented midstream energy company founded in 1992 (NASDAQ- CPNO)

•                  Significant pipeline growth – from 23 miles to nearly 4,700 miles

•                  One of the largest independent networks of natural gas pipelines in the Texas Gulf Coast region and in Central and Eastern Oklahoma

•                  Strong producer and customer focus

•                  Highly competitive and flexible services

•                  Provide midstream services to approximately 850,000 MMBtu/day of natural gas

•                  Financial Data

•                  Pro forma revenue for twelve months ended June 30, 2005 of $773 million

•                  Pro forma EBITDA(1) for twelve months ended June 30, 2005 of $82.5 million

•                  Equity value of $667 million as of September 15, 2005

•                  Enterprise value of $1.07 billion as of September 15, 2005

(1) EBITDA is defined as net income (loss) plus expense, provision for income taxes and depreciation and amortization expense.

Unit Price Performance Since IPO

[CHART]

• Current Effective Yield: 4.6% (as of September 15, 2005)

• >98% increase in price IPO-to-date

ScissorTail Energy Acquisition

•                  Copano completed the acquisition of ScissorTail Energy on August1, 2005

•                  Copano on a pro forma basis –

•                  Preeminent producer services franchise in the regions served:

•                  South Texas / Texas Gulf Coast

•                  Central and Eastern Oklahoma covering 25% of the land mass of that state

•                  Integrated comprehensive service capability in each region

•                  Experienced and motivated management focused on each area

•                  Well balanced contract portfolio

•                  Robust portfolio of organic growth and bolt-on acquisition opportunities

“Historical” Copano Energy Overview

BUSINESS HIGHLIGHTS

•                  One of the largest networks of natural gas pipelines in the South Texas and Texas Gulf Coast regions

•                  1,470 miles of gathering, intrastate transmission and NGL pipelines

•                  700 MMcf/d processing plant; third largest in Texas

[GRAPHIC]

ScissorTail Energy Overview

BUSINESS HIGHLIGHTS

•                  One of the largest independent networks of natural gas pipelines in Central and Eastern Oklahoma

•                  3,200 miles of pipelines

•                  Eight primarily low pressure gathering systems

•                  Spans 3,400 square miles; 1.3 million dedicated acres

•                  87 MMcf/d processing volumes

•                  53 MMcf/d at three ScissorTail plants

•                  100 MMcf/d processing capacity

•                  Built since 2000 by a highly successful five-member management team originally from TransOK

•                  Management team remains with Copano post-Closing

[GRAPHIC]

Competitive Strengths

•                  Strategic position in major natural gas supply areas in Texas and Oklahoma

•                  Strong drilling activity and prospects

•                  Dedicated acreage and long-term contracts

•                  Pipelines and processing plants with additional capacity

•                  Reduced sensitivity to natural gas price volatility

•                  Integrated midstream service model

•                  Ability to provide gathering, transportation and marketing, compression, dehydration, treating, conditioning and processing of natural gas

•                  Quality asset base with low maintenance capital expenditure needs

•                  History of successful integration of acquisitions

•                  Highly experienced management team

•                  Unique LLC structure

[GRAPHIC]

Copano’s LLC Structure

Copano Energy,
Characteristic	Typical MLP	L.L.C.	C-Corp

Non-Taxable Entity	Yes	Yes	No

Tax Shield on Distributions	Yes	Yes	No

Tax Reporting	Form K-1	Form K-1	No

General Partner	Yes	No	No

Incentive Distribution Rights	Yes; up to 50%	No	No

Voting Rights	No	Yes	Yes

Attractive Distribution Yield

[CHART]

(1)                                  MLP current yields as of September 15, 2005 from RBC MLP coverage universe

(2)                                  MLP Average consists of APL, XTEX, ETP, MWE, KMP, EPD, NBP, EEP

(3)                                  GP Average consists of XXTI, KMI, MWP

Copano’s Business Strategy

•                  Increase profitability of existing assets

•                  Pursue complementary acquisitions

•                  Exploit operating flexibility

•                  Expand Copano’s geographic scope into new regions by acquiring franchise-quality assets and operating teams

•                  Reduce commodity price sensitivity

Gas Supply and Long-Term Contracts

SOUTH TEXAS

•                  Copano’s assets are located in producing regions characterized by high levels of drilling activity

•                  Volumes on Copano’s assets have benefited from continued strong drilling activity; particularly in our Mestena Grande and Central Gulf Coast systems

•                  Decline rates of producing wells in Copano’s focus regions are generally moderate compared to Offshore GOM

OKLAHOMA

•                  Strong competitive position due to pipeline systems location, acreage dedications and pipeline and processing efficiencies

•                  Long-term agreements with remaining terms ranging up to 15 years

•                  Currently 24 drilling rigs active in ScissorTail’s area of operations

•                  Hunton de-watering play and coal bed methane provide growth visibility

Houston Central Conditioning Capability

•                  Installed integrated propane refrigeration in late 2003

•                  Ability to switch from processing to conditioning quickly

•                  Reduces NGLs extracted by 96%

•                  Reduces fuel consumption by 79%

•                  Economic exposure to fuel reduced by 94%

•                  Able to meet downstream pipeline quality specifications

•                  Capability to “dial-in” hydrocarbon dewpoint due to electric motors to drive compression

•                  We maintain the sole discretion regarding processing / conditioning

•                  Ability to avoid frac spread losses

•                  Attracts producers to the plant

•                  Allows Copano to charge fees for services

Financial Overview

Financial Policy

•                  Long-term targeted total debt-to-EBITDA of approximately 4.0x

•                  Use free cash flow to reduce leverage

•                  Demonstrated ability and willingness to raise additional equity

•                  Accretive acquisitions financed with balanced combination of long-term debt and equity

•                  Maintain adequate revolver availability to finance working capital needs and smaller acquisitions / organic projects

•                  Reduce commodity price / interest rate sensitivity

Copano Energy

Pro Forma Combined Gross Profit - Copano & ScissorTail

[CHART]

Pro Forma Combined EBITDA – Copano and ScissorTail

[CHART]

Maintenance Capex

[CHART]

Compelling Credit Story

•                  Stable cash flow streams

•                  Strategic position in major natural gas supply

•                  Prolific drilling activity with long-term visibility

•                  Strong producer relationships with long-term contracts

•                  Low working capital and capex needs

•                  Reduced Exposure to commodity price volatility

•                  Business and contract mix

•                  Potential to increase cash flows through additional volumes

•                  Experienced management team with meaningful economic incentives

•                  Proven track record of value creation

•                  Benefits of LLC structure

Copano Management Team

•                  Average 23 years of experience in the industry

•                  Significant acquisition and integration expertise

•                  Over 25 acquisitions completed since 1992

•                  Many employees operated or were associated with acquired assets prior to acquisition

•                  Long-standing industry relationships enhances business development opportunities

•                  Management’s interest aligned with public through its significant ownership

•                  Common Unit ownership enhanced by long-term incentive plan administered throughout the organization

•                  All employees, including ScissorTail, have long-term incentive plan (“LTIP”) participation

•                  Five officers from ScissorTail received significant LTIP awards and executed employment agreements (with non-compete provisions) at closing

Copano Management

			Experience in the
Name	Age	Position	Energy Industry

John R. Eckel, Jr.	53	Chairman of the Board and Chief Executive Officer	27
R. Bruce Northcutt	45	President and Chief Operating Officer	24
Matthew J. Assiff	38	Senior Vice President and Chief Financial Officer	15
Brian D. Eckhart	49	Senior Vice President, Transportation and Supply	27
Ron W. Bopp	58	Senior Vice President, Corporate Development	35
J. Terrell White	41	Vice President, Operations	21
James J. Gibson, III	58	Vice President, Processing	29
Lari Paradee	42	Vice President and Controller	15
Douglas L. Lawing	44	Vice President, General Counsel and Secretary	12
Kathryn S. De Young	44	Vice President, Government and Regulatory Affairs	14
John Raber	51	President, ScissorTail Energy LLC President, Copano Energy/ Rocky Mountains and Mid-Continent	29
Sharon Robinson	46	VP Commercial Activities, ScissorTail	23
Lee Fiegener	45	VP Operations, ScissorTail	23
Tom Coleman	49	GM - Engineering, ScissorTail	22
Bruce Roderick	47	VP Accounting & Administration, ScissorTail	25

Copano Board of Directors

•                  Board of Directors includes leaders within the energy industry

•                  75% of Board members are independent

Name	Primary Affiliation

William L. Thacker	Retired Chairman and C.E.O TEPPCO Partners, L.P.
James G. Crump	Retired Global Energy & Mining Practice Leader PricewaterhouseCoopers
Ernie L. Danner	Executive Vice President Universal Compression Holdings Inc.
Scott A. Griffiths	Executive Vice President and C.O.O. Spinnaker Exploration Company
Michael L. Johnson	Retired Chairman and C.E.O. Conoco Gas and Power
T. William Porter III	Chairman and Founding Partner Porter & Hedges, L.L.P.
Robert L. Cabes, Jr.	Principal, Global Energy Partners, Avista Capital Holdings
John R. Eckel, Jr.	Chairman and C.E.O. Copano Energy